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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                              January 14, 1994




                          PAINE WEBBER GROUP INC.
           (Exact Name of Registrant as specified in its charter)



        DELAWARE                 No. 1-7367         No. 13-2760086
(State or other jurisdiction     (Commission        (IRS Employer
      of incorporation)          File Number)     Identification No.)



     1285 Avenue of the Americas
      New York, New York                                10019
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:  (212) 713-2000

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Item 5.     Other Events.

            On January 24, 1994, Paine Webber Group Inc. (the "Registrant") completed the sale of 2,200,000 AMEX Hong Kong 30 Index Call Warrants Expiring January 17, 1996 (the "Call Warrants") and 4,100,000 AMEX Hong Kong 30 Index Put Warrants Expiring January 17, 1996 (the "Put Warrants").

            The Call Warrants were issued under the Warrant Agreement, dated as of January 24, 1994, among the Registrant, Citibank, N.A. as Warrant Agent and PaineWebber Incorporated as Determination Agent. The Put Warrants were issued under the Warrant Agreement, dated as of January 24, 1994, among the Registrant, Citibank, N.A. as Warrant Agent and PaineWebber Incorporated as Determination Agent.

Item 7.     Financial Statements, Pro Forma
            Financial Information and Exhibits

            (c)   The following are filed as Exhibits to this Report:

Exhibit
Number      Description

1.1 Underwriting Agreement, dated January 14, 1994, among the Registrant, PaineWebber Incorporated, Oppenheimer & Co., Inc. and Kemper Securities, Inc. relating to the offer and sale of the AMEX Hong Kong 30 Index Put Warrants (the "Put Warrants").

1.2 Underwriting Agreement, dated January 14, 1994, among the Registrant, PaineWebber Incorporated, Oppenheimer & Co., Inc. and Kemper Securities, Inc. relating to the offer and sale of the AMEX Hong Kong 30 Index Call Warrants (the "Call
            Warrants").

4.1 Warrant Agreement, dated as of January 24, 1994, among the Registrant, Citibank, N.A. as Warrant Agent and PaineWebber Incorporated as Determination Agent, relating to the Put Warrants.

4.2 Warrant Agreement, dated as of January 24, 1994, among the Registrant, Citibank, N.A. as Warrant Agent and PaineWebber Incorporated as Determination Agent, relating to the Call Warrants.

4.3         Form of Warrant Certificate for Put Warrants.

4.4         Form of Warrant Certificate for Call Warrants.
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8.1         Opinion of Sullivan & Cromwell re:  tax matters.
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                               EXHIBIT INDEX


1.1 Underwriting Agreement, dated January 14, 1994, among the Registrant, PaineWebber Incorporated, Oppenheimer & Co., Inc. and Kemper Securities, Inc. relating to the offer and sale of the AMEX Hong Kong 30 Index Put Warrants (the "Put Warrants").

1.2 Underwriting Agreement, dated January 14, 1994, among the Registrant, PaineWebber Incorporated, Oppenheimer & Co., Inc. and Kemper Securities, Inc. relating to the offer and sale of the AMEX Hong Kong 30 Index Call Warrants (the "Call
            Warrants").

4.1         Warrant Agreement, dated January 24, 1994, among the
            Registrant, Citibank, N.A. as Warrant Agent and PaineWebber Incorporated as Determination Agent, relating to the Put Warrants.

4.2         Warrant Agreement, dated January 24, 1994, among the
            Registrant, Citibank, N.A. as Warrant Agent and PaineWebber Incorporated as Determination Agent, relating to the Call Warrants.

4.3 Form of Warrant Certificate for Put Warrants (filed as exhibit A to Exhibit 4.1 above).

4.4 Form of Warrant Certificate for Call Warrants (filed as exhibit A to Exhibit 4.2 above).

8.1         Opinion of Sullivan & Cromwell re:  tax matters.